PREPAYMENTS AND OTHER RECEIVABLES - (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2022 CNY (¥)	Dec. 31, 2022 USD ($)	Dec. 31, 2021 CNY (¥)
PREPAYMENTS AND OTHER RECEIVABLES
Prepayments to CRO vendors	¥ 32,960	$ 4,779	¥ 79,568
Prepayments for other services	1,321	192	906
Prepayments to an affiliate (Note 22)	8,231	1,193	8,079
Value-added tax recoverable	8,197	1,188	89,578
Deposits	4,570	663	616
Others	24,999	3,624	12,077
Total	¥ 80,278	$ 11,639	¥ 190,824